UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SOUTHWESTERN ENERGY COMPANY
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

2350 N. Sam Houston Parkway East, Suite 125

Houston, Texas 77032

IMPORTANT NOTICE REGARDING THE

AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON

MAY 22, 2012

Under the Securities and Exchange Commission rules, the proxy materials that you receive by mail for the annual meeting are now available on the Internet. When you go online, you can view the proxy materials or cast your vote. The items to be voted on and location of the annual meeting are shown below. Your vote is important!

MEETING INFORMATION

Meeting Type:	Annual Meeting
For holders as of:	March 30, 2012
Date:	May 22, 2012
Time:	11:00 AM CDT
Location:	Hilton Houston North
(Greenspoint) Hotel
12400 Greenspoint Drive
Houston, TX 77060

You are receiving this communication because you hold shares in Southwestern Energy Company.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that have been sent to you or are available to you on the Internet. You may view the Notice of 2012 Annual Meeting of Shareholders, Proxy Statement and Annual Report online at www.envisionreports.com/swn or easily request a paper or e-mail copy. There is no charge to you for requesting a copy. A request for an e-mail or a paper copy of the proxy materials must be received no later than May 10, 2012.

www.envisionreports.com/swn

Easy Online Access — A Convenient Way to View Proxy Materials and Vote! When you go online to view materials, you can also vote your shares.

Step 1:	Go to www.envisionreports.com/swn to view the proxy statement, which contains details of the proposals to be voted on, and the annual report.
Step 2:	Click the “Vote” Section.
Step 3:	Follow the instructions on the screen to log in.
Step 4:	Make your selection as instructed on each screen to select delivery preferences and Vote.

The proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors

Nominees:

Lewis E. Epley, Jr.

Robert L. Howard

Catherine A. Kehr

Greg D. Kerley

Harold M. Korell

Vello A. Kuuskraa

Kenneth R. Mourton

Steven L. Mueller

Charles E. Scharlau

Alan H. Stevens

2.	Proposal to ratify independent registered public accounting firm for 2012.

3.	Advisory vote to approve our executive compensation.

The Board of Directors recommends that you vote AGAINST the following proposal:

4.	Stockholder proposal for an executive equity retention policy.

Directions:

Local Directions to Hilton Houston North

Traveling on I-45 North or South: Take the Greens Road exit and go East on Greens Road to Greenspoint Drive. (2nd Stop light) Traveling East or West on Beltway 8 also known as Sam Houston Parkway, take the Greenspoint Drive exit and head North on Greenspoint Drive approximately 2 blocks to the hotel on the right.

From Houston Intercontinental Airport

Take Airport exit to Beltway 8. Take right on the west service road and merge onto entrance. Go to the Greenspoint Drive exit and turn right on Greenspoint Drive. Go .25 miles and the hotel will be on your right.

From William P. Hobby Airport

Take exit to Broadway to I-45 North. Exit Greens Road. Go right on Greens Road to Greenspoint Drive (2nd stop light) and take a right. Hotel is one block down on the left.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 22, 2012

SOUTHWESTERN ENERGY COMPANY

Meeting Information

Meeting Type: Annual Meeting

For holders as of: March 30, 2012

Date: May 22, 2012        Time: 11:00 AM CDT

Location:    Hilton Houston North

(Greenspoint) Hotel

12400 Greenspoint Drive

Houston, Texas 77060

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717
Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1
See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

0000138303_1    R1.0.0.11699

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  1. Annual Report        2. Notice & Proxy Statement

  How to View Online:

  Have the information that is printed in the box marked by the arrow (located on the following page)   and visit: www.proxyvote.com.

  How to Request and Receive a PAPER or E-MAIL Copy:

  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a   copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:             sendmaterial@proxyvote.com

  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

  Requests, instructions and other inquiries sent to the this e-mail address will NOT be forwarded to your investment advisor.   Please make the request as instructed above on or before May 08, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.	Internal Use Only

0000138303_2    R1.0.0.11699

Voting items
The Board of Directors recommends you vote FOR the following proposal(s):
1. Election of Directors Nominees	The Board of Directors recommends you vote AGAINST the following proposal(s):

01     Lewis E. Epley, Jr.

02     Robert L. Howard

03     Catherine A. Kehr

04     Greg D. Kerley

05     Harold M. Korell

06     Vello A. Kuuskraa

07     Kenneth R. Mourton

08     Steven L. Mueller

09     Charles E. Scharlau

10     Alan H. Stevens

4 Stockholder proposal for an executive equity retention policy.

The Board of Directors recommends you vote FOR the following proposal(s):

2 Proposal to ratify independent registered public accounting firm for 2012.

3 Advisory vote to approve our executive compensation.

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Voting items Continued	Reserved for Broadridge Internal Control Information

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Broadridge Internal Use Only
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE	Job #
Envelope #
Sequence #
# of # Sequence #

0000138303_4    R1.0.0.11699